[NORTHERN BORDER PARTNERS, L.P. LOGO]          News         13710 FNB Parkway
                                               Release      Omaha, NE 68154-5200

                                               For Further Information
                                               Contact:

                                               Media Contact:
                                               Beth Jensen
                                               (402) 492-3400

                                               Investor Contacts:
                                               Ellen Konsdorf
                                               Lisa Couillard
                                               (877) 208-7318


NORTHERN BORDER PARTNERS, L.P. REPORTS INCREASED
FIRST QUARTER RESULTS AND REAFFIRMS GUIDANCE

FOR IMMEDIATE RELEASE:  Monday, April 26, 2004

         OMAHA - Northern Border Partners, L.P. (NYSE - NBP) today reported first quarter 2004 net income of $36.6 million or $0.73 per unit compared to net income of $32.7 million or $0.69 per unit in the first quarter 2003. Cash flows as measured by earnings before interest, taxes, depreciation and amortization (EBITDA) increased to $91.3 million in the first quarter 2004 from $86.9 million in the first quarter of 2003.

         Higher first quarter 2004 results are primarily attributable to strong revenues on Northern Border Pipeline and a full quarter of revenue for Viking Gas Transmission, which was purchased by the Partnership on January 17, 2003.

         Delivered volumes in the Partnership's interstate natural gas pipeline segment increased during first quarter 2004 to 303 billion cubic feet (Bcf) from 280 Bcf for the first quarter of 2003. Average gathering volumes decreased to 1,088 million cubic feet per day (MMcf/d) during the first quarter 2004 compared to 1,154 MMcf/d for the first quarter 2003. Volumes on the Partnership's wholly-owned gathering systems in the Powder River Basin declined to 194 MMcf/d in the first quarter of 2004 from 225 MMcf/d in first quarter 2003. Gathering and processing volumes in the Williston Basin remained consistent at 50 MMcf/d for the first quarter of 2004 and 2003.

         "Our first quarter results reflect a strong performance. Our interstate natural gas pipeline segment results were up for the quarter reflecting increased revenue from our transportation services during the cold winter months. The gathering and processing segment EBITDA was about the same as last year despite the continued volume decline," said Bill Cordes, chairman and chief executive officer of Northern Border Partners.

         The Partnership also reiterated EBITDA and earnings guidance for 2004, stating that it continues to expect net income for 2004 to be in the range of $124 million to $130 million or $2.46 to $2.56 per unit. EBITDA in 2004 is anticipated to be approximately $333 million to $343 million. Distributable cash flows (DCF) for 2004 are expected to be $176 million to $184 million or $3.56 to $3.74 per unit.

         "We are expecting 2004 financial results to reflect more variability between the quarters," said Cordes. "We expect our first and fourth quarters to reflect higher revenues on our interstate pipelines. In addition, our gathering and processing segment may be impacted by higher income from our equity investments in those same two quarters. Therefore, balancing these variations, by the end of second quarter we expect to have realized approximately one-half of our anticipated year-end financial results."

         On April 20, 2004, the Partnership Policy Committee declared the Partnership's quarterly cash distribution of $0.80 per common unit for the first quarter of 2004. The indicated annual rate is $3.20. The distribution is payable May 14, 2004 to unitholders of record April 30, 2004.

         Northern Border Partners will host a conference call on Tuesday, April 27, 2004 at 9:00 a.m. Central Time to review first quarter 2004 results and discuss 2004 guidance. This call is being web cast by CCBN and may be accessed via the Partnership's website at http://www.northernborderpartners.com.

         An audio replay of the call will be available through May 4, 2004 by dialing, toll free in the United States and Canada, 800-405-2236 and entering passcode 576294.

         The Partnership has disclosed in this press release EBITDA and DCF amounts that are non-GAAP financial measures. Management believes EBITDA and DCF provide useful information to investors as a measure of comparability to peer companies. However, these calculations may vary from company to company, so the Partnership's computations may not be comparable to other companies'. Management further uses EBITDA to compare the financial performance of its segments and to internally manage those business segments. Reconciliations of first quarter 2004 and 2003 EBITDA to our net income and cash flows from operating activities are included in the financial information with this release. On a consolidated basis, EBITDA is reconciled to cash flows from operating activities determined under GAAP. For segment information of this press release, EBITDA is reconciled to net income rather than to cash flows from operating activities, since the Partnership does not determine segment cash flows from operating activities due to its intercompany cash management activity. A reconciliation of projected EBITDA for 2004 to projected net income and a computation of projected DCF for 2004 are attached to this release.

         Northern Border Partners, L.P. is a publicly traded partnership formed to own, operate and acquire a diversified portfolio of energy assets. The Partnership owns and manages natural gas pipelines and is engaged in the gathering and processing of natural gas. More information can be found at http://www.northernborderpartners.com.


This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Western Canadian Sedimentary Basin; our ability to settle with the Fort Peck Tribes on rights-of-way and tax issues and to recover the associated costs in pipeline rates; the rate of development, gas quality, and competitive conditions in gas fields near the Partnership's natural gas gathering systems in the Powder River and Williston Basins and its investments in the Powder River and Wind River Basins; regulatory actions and receipt of expected regulatory clearances; renewal of the coal slurry transportation contract under favorable terms; competitive conditions in the overall natural gas and electricity markets; our ability to market pipeline capacity on favorable terms; performance of contractual obligations by the shippers; prices of natural gas and natural gas liquids; developments in the voluntary petition for bankruptcy including Enron's formation of CrossCountry Energy, of which Northern Plains Natural Gas Company and Pan Border Gas Company are a part; regulation under the Public Utility Holding Company Act of 1935; actions by rating agencies; our ability to renegotiate gathering contracts with producers; our ability to complete acquisitions or growth projects and their future performance; our ability to control operating costs; and conditions in the capital markets and our ability to access the capital markets.

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
                              --------------------
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                          FIRST QUARTER
                                                                      ----------------------
                                                                       2004            2003
                                                                      -------        -------
Operating Revenue                                                     $ 145.1        $ 138.1
Income From Continuing Operations                                     $  36.6        $  33.3
Net Income                                                            $  36.6        $  32.7
Per Unit Income From Continuing Operations                            $  0.73        $  0.70
Per Unit Net Income                                                   $  0.73        $  0.69
Cash Flows From Operating Activities                                  $  73.3        $  56.8
EBITDA (1)                                                            $  91.3        $  86.9

                        CONSOLIDATED STATEMENT OF INCOME
                        --------------------------------
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                          FIRST QUARTER
                                                                      ----------------------
                                                                       2004            2003
                                                                      -------        -------
Operating Revenue                                                     $ 145.1        $ 138.1
                                                                      -------        -------
Operating Expenses
         Product Purchases                                               21.4           21.1
         Operations and Maintenance                                      29.5           28.5
         Depreciation and Amortization                                   21.6           20.0
         Taxes Other Than Income                                          9.7            9.5
                                                                      -------        -------
         Total Operating Expenses                                        82.2           79.1
                                                                      -------        -------

Operating Income                                                         62.9           59.0

Interest Expense, Net                                                   (18.6)         (20.5)
Other Income, Net                                                         0.3            0.1
Equity Earnings from Investments                                          6.4            7.6
Minority Interest                                                       (12.5)         (11.0)
                                                                      -------        -------
Income From Continuing Operations Before Income Taxes                    38.5           35.2
Income Taxes                                                              1.9            1.9
                                                                      -------        -------

Income From Continuing Operations                                        36.6           33.3
Cumulative Effect of Change in Accounting Principle, net of tax           0.0           (0.6)
                                                                      -------        -------
Net Income                                                            $  36.6        $  32.7
                                                                      =======        =======

Per Unit Income From Continuing Operations                            $  0.73        $  0.70
                                                                      =======        =======

Per Unit Net Income                                                   $  0.73        $  0.69
                                                                      =======        =======

Average Units Outstanding                                                46.4           43.8
                                                                      =======        =======

RECONCILIATION OF EBITDA (1) TO NET INCOME                                        FIRST QUARTER
                                                                               ------------------
                                                                               2004          2003
                                                                               -----        -----
EBITDA (1)                                                                     $91.3        $86.9
         Minority Interest                                                     (12.5)       (11.0)
         Interest Expense, Net                                                 (18.6)       (20.5)
         Depreciation and Amortization (including amounts in Other
             Income, Net)                                                      (21.7)       (20.3)
         Income taxes                                                           (1.9)        (1.9)
         Equity AFUDC (included in Other Income, Net)                            0.0          0.1
         Cumulative Effect of Change in Accounting Principle, net of tax         0.0         (0.6)
                                                                               -----        -----
Net Income                                                                     $36.6        $32.7
                                                                               =====        =====

RECONCILIATION OF EBITDA (1) TO CASH FLOWS FROM OPERATING ACTIVITIES

EBITDA (1)                                                                     $91.3        $86.9
         Interest Expense, Net                                                 (18.6)       (20.5)
         Changes in Current Assets and Liabilities                               6.4          1.7
         Equity Earnings from Investments                                       (6.4)        (7.7)
         Distributions Received from Equity Investments                          5.7          7.2
         Changes in Reserves and Deferred Credits                               (2.4)        (8.8)
         Other                                                                  (2.7)        (2.0)
                                                                               -----        -----
Cash Flows From Operating Activities                                           $73.3        $56.8
                                                                               =====        =====

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                           ---------------------------
                            (Unaudited: In Millions)

                                                                               MARCH 31,    DECEMBER 31,
                                                                                 2004           2003
                                                                               ---------    ------------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Interstate Natural Gas Pipelines                                      $1,977.3       $1,970.8
         Natural Gas Gathering and Processing                                     565.2          565.5
         Coal Slurry Pipeline                                                      19.7           21.3
         Other (assets not allocated to segments)                                  26.2           13.0
                                                                               --------       --------
              Total consolidated assets                                        $2,588.4       $2,570.6
                                                                               ========       ========

Consolidated capitalization:
         Long-term debt, including current maturities                          $1,413.8       $1,416.0
         Partners' capital                                                        791.8          795.1
         Minority interests in partners' equity                                   258.2          240.7
         Accumulated other comprehensive income                                     5.7            5.5
                                                                               --------       --------
             Total capitalization                                               2,469.5        2,457.3

Consolidated other current liabilities and reserves and deferred credits          118.9          113.3
                                                                               --------       --------
             Total liabilities and capitalization                              $2,588.4       $2,570.6
                                                                               ========       ========

                                                                                    FIRST QUARTER
                                                                               -----------------------
                                                                                 2004           2003
                                                                               --------       --------
CAPITAL EXPENDITURES AND EQUITY INVESTMENTS (2)
         Maintenance -
             Interstate Natural Gas Pipelines                                  $    0.3       $    2.5
             Natural Gas Gathering and Processing                                   0.3            0.6
             Coal Slurry Pipeline                                                   0.1            0.5
                                                                               --------       --------
                                                                                    0.7            3.6
                                                                               --------       --------
         Growth -
             Interstate Natural Gas Pipelines                                       0.2          120.8
             Natural Gas Gathering and Processing                                   1.2            1.3
             Coal Slurry Pipeline                                                   0.0            0.0
                                                                               --------       --------
                                                                                    1.4          122.1
                                                                               --------       --------
         Total                                                                 $    2.1       $  125.7
                                                                               ========       ========

(1) EBITDA is computed from (a) net income plus (b) the cumulative effect of change in accounting principle; (c) minority interest; (d) interest expense, net; (e) income taxes; and (f) depreciation and amortization less
     (g) equity AFUDC.

(2) Management classifies expenditures that are expected to generate additional revenues or significant operating efficiency as growth capital expenditures and equity investments. Any remaining capital expenditures are classified as maintenance.

(3) Volume information presented in operating results includes 100% of the volumes for joint ventures and equity investments as well as for wholly-owned subsidiaries.

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)


                                                          FIRST QUARTER
                                                   ----------------------------
                                                      2004              2003
                                                   ----------        ----------
INTERSTATE NATURAL GAS PIPELINES SEGMENT

Operating Results (3):
         Gas Delivered (MMcf)                         302,898           280,175
         Average Throughput (MMcf/d)                    3,409             3,311

Financial Results  (In Millions):
Operating Revenue                                  $     97.6        $     92.5
                                                   ----------        ----------
Operating Expenses
         Operations and Maintenance                      13.5              13.0
         Depreciation and Amortization                   16.6              16.5
         Taxes Other Than Income                          8.9               8.7
                                                   ----------        ----------
         Total Operating Expenses                        39.0              38.2
                                                   ----------        ----------

Operating Income                                         58.6              54.3

Interest Expense, Net                                   (10.9)            (12.4)
Other Income, Net                                         0.1               0.2
Equity Earnings from Investments                          0.5               0.4
                                                   ----------        ----------
Income Before Income Taxes                               48.3              42.5
Income Taxes                                              1.5               1.6
                                                   ----------        ----------
Net Income                                               46.8              40.9
Net income to Minority Interest                         (12.5)            (11.0)
                                                   ----------        ----------
Net Income to Northern Border Partners             $     34.3        $     29.9
                                                   ==========        ==========
EBITDA (1)                                         $     75.9        $     71.4
                                                   ==========        ==========
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                $     33.7        $     29.3
   Paid to Minority Interest                       $     14.5        $     12.5
                                                   ----------        ----------
         Total Distributions                       $     48.2        $     41.8
                                                   ==========        ==========

RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                         $     75.9        $     71.4
         Minority Interest                              (12.5)            (11.0)
         Interest Expense, Net                          (10.9)            (12.4)
         Depreciation and Amortization                  (16.7)            (16.5)
         Income taxes                                    (1.5)             (1.6)
                                                   ----------        ----------
Net Income                                         $     34.3        $     29.9
                                                   ==========        ==========

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                          FIRST QUARTER
                                                     ------------------------
                                                       2004            2003
                                                     --------        --------
NATURAL GAS GATHERING AND PROCESSING SEGMENT

Operating Results (3):
         Volumes (MMcf/d):
              Gathering                                 1,088           1,154
              Processing                                   50              50

Financial Results  (In Millions):
Operating Revenue                                    $   42.1        $   40.2
                                                     --------        --------
Operating Expenses
         Product Purchases                               21.4            21.1
         Operations and Maintenance                      10.5            10.1
         Depreciation and Amortization                    3.7             3.1
         Taxes Other Than Income                          0.5             0.7
                                                     --------        --------
         Total Operating Expenses                        36.1            35.0
                                                     --------        --------

Operating Income                                          6.0             5.2

Interest Expense, Net                                    (0.1)           (0.2)
Equity Earnings from Investments                          5.9             7.2
                                                     --------        --------

Income Before Income Taxes                               11.8            12.2
Income Taxes                                              0.4             0.0
                                                     --------        --------

Net Income                                               11.4            12.2
                                                     ========        ========

EBITDA (1)                                           $   15.6        $   15.5
                                                     ========        ========

Distributions Received from Equity Investments       $    5.7        $    7.2
                                                     ========        ========

RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                           $   15.6        $   15.5
         Interest Expense, Net                           (0.1)           (0.2)
         Depreciation and Amortization                   (3.7)           (3.1)
         Income taxes                                    (0.4)            0.0
                                                     --------        --------
Net Income                                           $   11.4        $   12.2
                                                     ========        ========

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                                                     FIRST QUARTER
                                                                               ------------------------
                                                                                 2004            2003
                                                                               --------        --------
COAL SLURRY PIPELINE SEGMENT

Operating Results:
         Tons of Coal Shipped (In Thousands)                                      1,154           1,129

Financial Results  (In Millions):
Operating Revenue                                                              $    5.4        $    5.4
                                                                               --------        --------
Operating Expenses
         Operations and Maintenance                                                 3.2             3.6
         Depreciation and Amortization                                              1.3             0.4
         Taxes Other Than Income                                                    0.2             0.2
                                                                               --------        --------
         Total Operating Expenses                                                   4.7             4.2
                                                                               --------        --------

Operating Income                                                                    0.7             1.2

Other Expense                                                                       0.0             0.0
                                                                               --------        --------

Income From Continuing Operations Before Income Taxes                               0.7             1.2
Income Taxes                                                                        0.0             0.3
                                                                               --------        --------

Income From Continuing Operations                                                   0.7             0.9
Cumulative Effect of Change in Accounting Principle, net of tax                     0.0            (0.4)
                                                                               --------        --------
Net Income                                                                     $    0.7        $    0.5
                                                                               ========        ========

EBITDA (1)                                                                     $    2.0        $    1.6
                                                                               ========        ========

RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                     $    2.0        $    1.6
         Depreciation and Amortization                                             (1.3)           (0.4)
         Income taxes                                                               0.0            (0.3)
         Cumulative Effect of Change in Accounting Principle, net of tax            0.0            (0.4)
                                                                               --------        --------
Net Income                                                                     $    0.7        $    0.5
                                                                               ========        ========

NORTHERN BORDER PARTNERS, L.P.
(In millions)

RECONCILIATION OF EBITDA TO NET INCOME - PROJECTED 2004

                                                        Projected 2004
                                                      ------------------
                                                       Low          High
                                                      -----        -----
EBITDA                                                $ 333        $ 343
Minority Interest                                     ($ 46)       ($ 47)
Interest Expense, Net                                 ($ 76)       ($ 79)
Depreciation and Amortization Expense                 ($ 82)       ($ 83)
Income Taxes                                          ($  4)       ($  4)
                                                      =====        =====
Net Income*                                           $ 124        $ 130
                                                      =====        =====

* The reconciliation of EBITDA and Net Income does not total due to use of ranges for the various components of the reconciliation.

RECONCILIATION OF EBITDA TO DISTRIBUTABLE CASH FLOW - PROJECTED 2004

                                                         Consolidated
                                                      ------------------
                                                       Low          High
                                                      -----        -----
EBITDA (from above)                                   $ 333        $ 343
Interest Expense, Net                                 ($ 76)       ($ 79)
Maintenance Capital                                   ($ 29)       ($ 35)
Distributions to Minority Interest                    ($ 56)       ($ 58)
Other                                                 $   2        $   3
                                                      =====        =====
Distributable Cash Flow**                             $ 176        $ 184
                                                      =====        =====
Distributable Cash Flow (from above)                  $ 176        $ 184
Distributions to General Partners                        11           11
                                                      -----        -----
Distributable Cash Flow to Limited Partners           $ 165        $ 173
                                                      =====        =====
Distributable Cash to Limited Partners per Unit       $3.56        $3.74
                                                      =====        =====

** The reconciliation of EBITDA and Distributable Cash Flow does not total due to use of ranges for the various components of the reconciliation.